**CONFIDENTIAL TREATMENT REQUESTED BY DELTA AND PINE LAND COMPANY**

                     RESTATED LICENSE ACQUISITION AGREEMENT
                     dated as of the 24th day of August 2004

                                      among

                           SYNGENTA CROP PROTECTION AG

                                       and

                           DELTA AND PINE LAND COMPANY

                                Table of Contents

ARTICLE 1 - DEFINITIONS AND INTERPRETATIONS.......................................................................2

                1.1      Definitions..............................................................................2
                1.2      Interpretations..........................................................................4

ARTICLE 2 - ACQUISITION OF LICENSES...............................................................................4

                2.1      Sale of LICENSES by SYNGENTA CROP PROTECTION AG to DELTA AND
                         PINE LAND COMPANY........................................................................4
                2.2      LICENSE Purchase PRICE...................................................................5
                2.3      closing..................................................................................5
                2.4      PURPOSE OF PAYMENTS......................................................................5

ARTICLE 3 - REPRESENTATIONS AND WARRANTIES........................................................................6

                3.1      SYNGENTA CROP PROTECTION AG..............................................................6
                3.2      DELTA AND PINE LAND COMPANY..............................................................7

ARTICLE 4 - CONFIDENTIAL INFORMATION..............................................................................8

                4.1      CONFIDENTIAL INFORMATION.................................................................8
                4.2      PERIOD OF CONFIDENTIALITY................................................................8
                4.3      USES OF CONFIDENTIAL INFORMATION.........................................................9
                4.4      RIGHTS AND REMEDIES UPON BREACH.........................................................10
                4.5      SEVERABILITY OF COVENANTS...............................................................10
                4.6      PUBLIC ANNOUNCEMENT.....................................................................10

ARTICLE 5 - FORCE MAJEURE........................................................................................10

                5.1      FORCE MAJEURE...........................................................................10

ARTICLE 6 - LIABILITY............................................................................................11

                6.1      LIABILITY TO ANY OTHER PARTY............................................................11

ARTICLE 7 - TERMINATION..........................................................................................11

                7.1      TERM....................................................................................11
                7.2      BREACH OF OBLIGATIONS...................................................................11
                7.3      DEFAULT ON PAYMENT......................................................................12
                7.4      ADDITIONAL REMEDIES.....................................................................12
                7.5      SURVIVAL................................................................................13

ARTICLE 8 - GENERAL..............................................................................................13

                8.1      ASSIGNMENT OF DELTA AND PINE LAND COMPANY'S RIGHTS AND
                         OBLIGATIONS.............................................................................13
                8.2      ASSIGNMENT OF SYNGENTA CROP PROTECTION AG'S RIGHTS AND
                         OBLIGATIONS.............................................................................13
                8.3      RELATION OF PARTIES.....................................................................14
                8.4      INTEGRATION OF CONTRACT.................................................................14
                8.5      WAIVERS AND AMENDMENTS..................................................................15
                8.6      HEADINGS................................................................................15
                8.7      REFERENCES TO SECTIONS, SUBSECTIONS AND EXHIBITS........................................15
                8.8      PARTIAL INVALIDITY......................................................................15


                8.9      GOVERNING CONTRACT LAW..................................................................16
                8.10     GOVERNING PATENT LAW....................................................................16
                8.11     NOTICES.................................................................................16
                8.12     DISPUTE RESOLUTION......................................................................17
                8.13     INCORPORATION OF EXHIBITS...............................................................18
                8.14     PARTIES BOUND AND BENEFIT...............................................................18
                8.15     EXPENSES................................................................................19
                8.16     COUNTERPARTS............................................................................19

         SCHEDULE 1.1 ...........................................................................................21
         SCHEDULE 2.2............................................................................................22

         Exhibits

         Exhibit A - VIP3A Gene License Agreement
         Exhibit B - Cry1Ab Gene License Agreement
         Exhibit C - Enabling Technology License Agreement


                         RESTATED LICENSE ACQUISITION AGREEMENT
                         --------------------------------------

     THIS RESTATED LICENSE ACQUISITION AGREEMENT (this "AGREEMENT"), effective as of the 24th day of August 2004 by and between SYNGENTA CROP PROTECTION AG, having a place of business at Schwarzwaldallee 215, CH - 4058, Basel, Switzerland, and DELTA AND PINE LAND COMPANY, having a place of business at One Cotton Row, Scott, Mississippi 38772.

                                   WITNESSETH:
                                   -----------

         WHEREAS, SYNGENTA CROP PROTECTION AG has developed the VIP3A GENE and the Cry1Ab GENE which are useful in the production of genetically-modified cotton plants exhibiting traits that are of interest to DELTA AND PINE LAND COMPANY and also possesses certain know-how and germplasm related to such cotton plants; and
         WHEREAS, DELTA AND PINE LAND COMPANY desires to acquire worldwide licenses from SYNGENTA CROP PROTECTION AG, under certain patents to which SYNGENTA CROP PROTECTION AG has rights, to produce and sell LICENSED COMMERCIAL SEED containing the VIP3A GENE and/or the Cry1Ab GENE with the right to sublicense cotton farmers the right to use LICENSED COMMERCIAL SEED containing such LICENSED GENES to produce commercial cotton crops and to sublicense third parties in countries outside the United States of America; and
         WHEREAS, SYNGENTA CROP PROTECTION AG has developed certain enabling technology relevant to genetically-engineered plants; and
         WHEREAS, DELTA AND PINE LAND COMPANY desires to acquire a worldwide license from SYNGENTA CROP PROTECTION AG to such enabling technology; and
         WHEREAS, SYNGENTA CROP PROTECTION AG desires to sell such licenses to DELTA AND PINE LAND COMPANY in accordance with the terms set forth herein and in the LICENSE AGREEMENTS entered into in conjunction herewith.
         NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and in the other RELATED AGREEMENTS, the PARTIES agree as follows:

                  ARTICLE 1 - DEFINITIONS AND INTERPRETATIONS
                  -------------------------------------------

     1.1  Definitions.  As used in this Agreement,  the following terms have the
          -----------
following meanings:

     1.1.1 The term "AFFILIATE" means any corporation, firm, limited liability company, partnership or other entity that directly or indirectly CONTROLS or is CONTROLLED by or is under common CONTROL with another corporation, firm, limited liability company, partnership or other entity; provided that, any other provisions hereof notwithstanding, (a) a company organized to operate a cotton seed business in a country where DELTA AND PINE LAND COMPANY is prohibited by local laws or regulations from owning fifty percent (50%) or more of the voting stock or equity interests of such company, DELTA AND PINE LAND COMPANY owns, directly or indirectly, the maximum amount of voting stock it is permitted to own in such company, under local laws and regulations, shall be considered an AFFILIATE of DELTA AND PINE LAND COMPANY and [Text in Schedule 1.1].

     1.1.2 The term "AGREEMENT" means this License Acquisition Agreement, as it may from time to time be amended or modified in accordance with its terms.

     1.1.3  The  term  "CLOSING"  means  closing  of  the  license   acquisition
transactions contemplated by this AGREEMENT.

     1.1.4 The term "CLOSING DATE" means August 24, 2004 or such other date as may be agreed upon between the PARTIES for the closing of the license acquisition transactions contemplated by this AGREEMENT.

     1.1.5 The term "CONFIDENTIAL INFORMATION" shall have the meaning ascribed to that term in Section 4.1.

     1.1.6 The term "CONTROL," "CONTROLS," OR "CONTROLLED" means with respect to any corporation, the ownership of fifty percent (50%) or more of the voting stock of a corporation and with respect to any other legal entity, ownership of fifty percent (50%) or more of total equity interests; provided, however, that a person, partnership, corporation or other legal entity that controls another person, partnership, corporation or other legal entity shall be considered as having control over every person, partnership, corporation or other legal entity that such controlled person, partnership, corporation or other legal entity controls.

     1.1.7 The term "Cry1Ab GENE" means a GENE(S) and/or gene construct(s) inserted into the cotton genome that encode part or all of a Cry1Ab protein.

     1.1.8 The term "Cry1Ab GENE LICENSE AGREEMENT" means that certain license agreement between SYNGENTA CROP PROTECTION AG and DELTA AND PINE LAND COMPANY relating to Cry1Ab GENE(S) attached hereto as Appendix B.

     1.1.9 The term "DELTA AND PINE LAND COMPANY" means Delta and Pine Land Company, a company incorporated in the State of Delaware, USA, having offices at One Cotton Row, Scott, Mississippi 38772, USA.

     1.1.10 The term "DISPUTE"  shall have the meaning  ascribed to that term in
Section 8.12.

     1.1.11 The term "ENABLING TECHNOLOGY LICENSE AGREEMENT" means that certain license agreement between SYNGENTA CROP PROTECTION AG and DELTA AND PINE LAND COMPANY relating to enabling technology attached hereto as Appendix C.

     1.1.12 The term "Force Majeure" shall have the meaning ascribed to that term in Section 5.1 hereof.

     1.1.13 The term "GENE" means a DNA sequence contained in the genome of a sexually viable cotton plant.

     1.1.14 The term "LICENSE AGREEMENTS" means the VIP3A GENE LICENSE AGREEMENT, the Cry1Ab GENE LICENSE AGREEMENT and the ENABLING TECHNOLOGY LICENSE AGREEMENT, as such LICENSE AGREEMENTS may be amended from time to time in accordance with their respective terms.

     1.1.15 The term "LICENSE PURCHASE PRICE" shall have the meaning ascribed to that term in Section 2.2 of this AGREEMENT.

     1.1.16 The term "LICENSES" means, collectively, the licenses granted to DELTA AND PINE LAND COMPANY by SYNGENTA CROP PROTECTION AG under each of the VIP3A GENE LICENSE AGREEMENT, the Cry1Ab GENE LICENSE AGREEMENT and the ENABLING TECHNOLOGY LICENSE AGREEMENT.

     1.1.17 [Text in Schedule 1.1]

     1.1.18 [Text in Schedule 1.1]

     1.1.19 The term "PARTY" means either SYNGENTA CROP PROTECTION AG or DELTA AND PINE LAND COMPANY, and "PARTIES" means both SYNGENTA CROP PROTECTION AG and DELTA AND PINE LAND COMPANY.

     1.1.20 The term "RECIPIENT" means a PARTY which receives CONFIDENTIAL INFORMATION of another PARTY as described in Section 4.

     1.1.21 The term "RELATED AGREEMENTS" means this Agreement, the VIP3A GENE License Agreement, the Cry1Ab GENE LICENSE Agreement and the ENABLING technology license agreement.

     1.1.22  The  term  "SYNGENTA  CROP   PROTECTION  AG"  means  Syngenta  Crop
Protection AG, a company organized under the laws of Switzerland, having a place of business at Schwarzwaldallee 215, CH - 4058, Basel, Switzerland.

     1.1.23  The  term  "TRADEMARK  LICENSE   AGREEMENTS"  means  those  certain
Trademark License Agreements to be executed by the PARTIES pursuant to certain of the LICENSE AGREEMENTS.

     1.1.24 The term "VIP3A GENE" means a GENE(S) and/or gene construct(s) inserted into the cotton genome that encode part or all of a VIP3A protein.

     1.1.25 The term "VIP3A GENE LICENSE AGREEMENT" means that certain license agreement between SYNGENTA CROP PROTECTION AG and DELTA AND PINE LAND COMPANY relating to VIP3A GENE(S) attached hereto as Appendix A.

     1.2 Interpretations.
         ---------------
     (a) Terms. As used in this Agreement, terms denoting gender shall be deemed
         -----
to include male and female. In addition, the singular form of a plural defined term shall mean one (1) of such plural defined term and the plural form of a singular defined term shall mean more than one (1) of such singular defined term.

     (b) Headings.  The Article and Section  headings of this  Agreement are for
         --------
reference purposes only and are to be given no effect in the construction or interpretation of this Agreement.

             ARTICLE 2 - ACQUISITION OF LICENSES
             ------------------------------------

     2.1 SALE OF LICENSES BY SYNGENTA CROP  PROTECTION AG TO DELTA AND PINE LAND
         -----------------------------------------------------------------------
COMPANY.  DELTA AND PINE LAND  COMPANY  agrees to  purchase  the  LICENSES  from
-------
SYNGENTA CROP PROTECTION AG, and SYNGENTA CROP PROTECTION AG agrees to sell and deliver the LICENSES to DELTA AND PINE LAND COMPANY, for the consideration specified below in this Section 2 and on and subject to the terms and conditions of this AGREEMENT and the LICENSE AGREEMENTS.

**CONFIDENTIAL TREATMENT REQUESTED BY DELTA AND PINE LAND COMPANY**

     2.2 LICENSE  PURCHASE PRICE.  Subject to the terms and conditions set forth
         -----------------------
in the LICENSE AGREEMENTS, specifically including, but not limited to, the provisions of Section 7 of the LICENSE AGREEMENTS concerning payments, DELTA AND PINE LAND COMPANY agrees to pay to SYNGENTA CROP PROTECTION AG a total of Forty Six Million Eight Hundred Thousand United States Dollars (US$46,800,000) (the "LICENSE Purchase Price") for the Licenses, allocable among the LICENSES as follows:

     (a) US$24,200,000 allocated to the VIP3A GENE LICENSE AGREEMENT ***** payable US$7,600,000 on or within five (5) business days after CLOSING DATE and the remainder in installments as set forth in Schedule 2.2;

     (b) US$22,300,000 allocated to the Cry1Ab GENE LICENSE AGREEMENT ***** payable US$6,200,000 on or within five (5) business days after CLOSING DATE and the remainder in installments as set forth in Schedule 2.2;

     (c) US$300,000 allocated to the ENABLING TECHNOLOGY LICENSE AGREEMENT payable on or within five (5) business days after CLOSING DATE;

     (d) No amount is being paid for the TRADEMARK LICENSE AGREEMENTS or any trademarks licensed pursuant to the TRADEMARK LICENSE AGREEMENTS.

     2.3 CLOSING.  At CLOSING,  the parties  shall execute and deliver the VIP3A
         -------
GENE LICENSE AGREEMENT, the Cry1Ab GENE LICENSE AGREEMENT and the ENABLING TECHNOLOGY LICENSE AGREEMENT, and, subject to the execution and delivery of each of the LICENSE AGREEMENTS, DELTA AND PINE LAND COMPANY shall pay to SYNGENTA CROP PROTECTION AG by wire transfer to a bank account designated by SYNGENTA CROP PROTECTION AG by written notice to DELTA AND PINE LAND COMPANY the amounts of the LICENSE PURCHASE PRICE specified in Section 2.2 as payable at CLOSING.

     2.4 PURPOSE OF PAYMENTS.  The payments made at CLOSING and the  installment
         -------------------
payments to be made thereafter relate solely to the purchase of the LICENSES and do not constitute the funding of on-going research and development efforts by SYNGENTA CROP PROTECTION AG or its AFFILIATES or reimbursement of costs related thereto.

                   ARTICLE 3 - REPRESENTATIONS AND WARRANTIES
                  -------------------------------------------

     3.1 SYNGENTA CROP PROTECTION AG. SYNGENTA CROP PROTECTION AG represents and
         ---------------------------
warrants to DELTA AND PINE LAND COMPANY as follows:

     (a) SYNGENTA CROP PROTECTION AG is a corporation duly organized, validly existing and in good standing under the laws of Switzerland. SYNGENTA CROP PROTECTION AG has all necessary corporate power and authority to execute and deliver this AGREEMENT and the RELATED AGREEMENTS and to perform its obligations thereunder. SYNGENTA CROP PROTECTION AG is duly qualified and in good standing in each jurisdiction where the nature of its activities make such qualification necessary.

     (b) SYNGENTA CROP PROTECTION AG has all requisite corporate power and authority, and each have taken all corporate action necessary, to execute and deliver this AGREEMENT and the RELATED AGREEMENTS, to consummate the transactions contemplated hereby and to perform its obligations hereunder. This AGREEMENT and the RELATED AGREEMENTS have been duly authorized, executed and delivered by SYNGENTA CROP PROTECTION AG and constitute the legal, valid and binding obligations of SYNGENTA CROP PROTECTION AG and its AFFILIATES enforceable against each of them in accordance with their terms.

     (c) The execution and delivery by SYNGENTA CROP PROTECTION AG of this AGREEMENT and the RELATED AGREEMENTS, the performance by SYNGENTA CROP
PROTECTION AG and its AFFILIATES of its obligations hereunder and the consummation by SYNGENTA CROP PROTECTION AG of the transactions contemplated hereby do not require SYNGENTA CROP PROTECTION AG or its AFFILIATES to obtain any consent, approval or action of, or make any filing with or give any notice to, any corporation, partnership, person, firm or other entity or any public, governmental or judicial authority, and this AGREEMENT and the RELATED AGREEMENTS will be in full force and effect on the CLOSING DATE.

     (d) The execution, delivery and performance of this AGREEMENT and the RELATED AGREEMENTS and the consummation of the transactions contemplated hereby in accordance with the terms and conditions hereof will not (i) violate any provision of the certificate of incorporation, bylaws, or other charter or organizational documents of SYNGENTA CROP PROTECTION AG or its AFFILIATES; (ii) violate, conflict with or result in the breach of any of the terms of, result in any modification of the effect of, otherwise give any other contracting party the right to terminate, or constitute (or with notice or lapse of time or both constitute) a default under, any contract or other agreement to which SYNGENTA CROP PROTECTION AG or its AFFILIATES are a party or by or to which their assets or properties may be bound or subject; (iii) violate (A) any order, judgment, injunction, award or decree of a court, arbitrator or governmental or regulatory body, or (B) any agreement with, or condition imposed by, any governmental or regulatory body, foreign or domestic, against or binding upon SYNGENTA CROP PROTECTION AG or its AFFILIATES or upon their securities, assets or business; or
(C) violate any statute, law or regulation of any jurisdiction as such statute, law or regulation relates to SYNGENTA CROP PROTECTION AG or its AFFILIATES or their respective property or businesses.

     3.2 DELTA AND PINE LAND COMPANY. DELTA AND PINE LAND COMPANY represents and
         ---------------------------
warrants to SYNGENTA CROP PROTECTION AG as follows:

     (a) DELTA AND PINE LAND COMPANY is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. DELTA AND PINE LAND COMPANY has all necessary corporate power and authority to execute and deliver this AGREEMENT and the RELATED AGREEMENTS and to perform its obligations thereunder. DELTA AND PINE LAND COMPANY is duly qualified and in good standing in each jurisdiction where the nature of its activities make such qualification necessary.

     (b) DELTA AND PINE LAND COMPANY has all requisite corporate power and authority, and has taken all corporate action necessary, to execute and deliver this AGREEMENT and the RELATED AGREEMENTS, to consummate the transactions contemplated hereby and to perform its obligations hereunder. This AGREEMENT and the RELATED AGREEMENTS have been duly authorized, executed and delivered by DELTA AND PINE LAND COMPANY and constitute the legal, valid and binding obligations of DELTA AND PINE LAND COMPANY and its AFFILIATES enforceable against each of them in accordance with their terms.

     (c) The execution and delivery by DELTA AND PINE LAND COMPANY of this AGREEMENT and the RELATED AGREEMENTS, the performance by DELTA AND PINE LAND COMPANY or its AFFILIATES of its obligations hereunder and the consummation by DELTA AND PINE LAND COMPANY of the transactions contemplated hereby do not require DELTA AND PINE LAND COMPANY to obtain any consent, approval or action of, or make any filing with or give any notice to, any corporation, partnership, person, firm or other entity or any public, governmental or judicial authority, and this AGREEMENT and the RELATED AGREEMENTS will be in full force and effect on the CLOSING DATE.

     (d) The execution, delivery and performance of this AGREEMENT and the RELATED AGREEMENTS and the consummation of the transactions contemplated hereby in accordance with the terms and conditions hereof will not (i) violate any provision of the certificate of incorporation, bylaws, or other charter or organizational documents of DELTA AND PINE LAND COMPANY or its AFFILIATES; (ii) violate, conflict with or result in the breach of any of the terms of, result in any modification of the effect of, otherwise give any other contracting party the right to terminate, or constitute (or with notice or lapse of time or both constitute) a default under, any contract or other agreement to which DELTA AND PINE LAND COMPANY or its AFFILIATES is a party or by or to which its assets or properties may be bound or subject; (iii) violate (A) any order, judgment, injunction, award or decree of a court, arbitrator or governmental or regulatory body, or (B) any agreement with, or condition imposed by, any governmental or regulatory body, foreign or domestic, against or binding upon DELTA AND PINE LAND COMPANY or its AFFILIATES or upon their securities, assets or business; or
(C) violate any statute, law or regulation of any jurisdiction as such statute, law or regulation relates to DELTA AND PINE LAND COMPANY or its AFFILIATES or their properties or business.

                      ARTICLE 4 - CONFIDENTIAL INFORMATION
                      ------------------------------------

     4.1  CONFIDENTIAL  INFORMATION.  Neither DELTA AND PINE LAND COMPANY and/or
          -------------------------
its AFFILIATES nor SYNGENTA CROP PROTECTION AG and/or its AFFILIATES shall, during the period specified in Subsection 4.2, disclose to any other person (a) any information received from the other PARTY hereunder which is designated upon disclosure as "confidential" and/or (b) any information or technology subject to confidential treatment under any of the LICENSE AGREEMENTS (collectively, "CONFIDENTIAL INFORMATION") except with the prior written consent of the other PARTY or as provided in Subsection 4.3, provided that the disclosure of any CONFIDENTIAL INFORMATION covered by Section 8 of any of the LICENSE AGREEMENTS shall be governed by the provisions of the applicable LICENSE AGREEMENT(S) which shall control in the event of conflict with this Article 4.

     4.2 PERIOD OF  CONFIDENTIALITY.  The period  referred to in Subsection  4.1
         --------------------------
shall be the  period  beginning  with the date of  receipt  of the  CONFIDENTIAL
INFORMATION and ending, with respect to that information, as long as such information is entitled to trade secret protection under applicable law and such information is identified in writing by the disclosing PARTY as entitled to such trade secret protection at the time of disclosure, and as to other CONFIDENTIAL INFORMATION, ten (10) years after receipt of such CONFIDENTIAL INFORMATION, provided that, to the extent information submitted in support of applications for regulatory approvals and clearance are subject to confidential treatment under applicable laws and regulations for a longer period, the period of confidentiality under Subsection 4.1 as to such information submitted in support for regulatory approvals and clearance shall extend until the expiration of such longer period for confidential treatment under such applicable laws and regulations.

     4.3 USES OF  CONFIDENTIAL  INFORMATION.  CONFIDENTIAL  INFORMATION  may be:
         ----------------------------------

     (a) Disclosed by the RECIPIENT to any of its directors, officers, employees, agents or contractors to such extent only as is reasonably necessary for fulfillment of the RECIPIENT'S obligations under this AGREEMENT or under the RELATED AGREEMENTS, and subject, in each case, to the RECIPIENT'S obligating the person in question to hold the same confidential by written agreement coincident in scope and term with the confidentiality obligation of this AGREEMENT and that person further agreeing not to use the same except for the purposes for which the disclosure is made;

     (b) Disclosed by the RECIPIENT to any governmental or other authority or regulatory body to the extent required by law. Provided, however, that the RECIPIENT shall take all reasonable measures to ensure that such authority or body keeps the same confidential and does not use the same except for the purpose for which such disclosure is made to the extent that confidential treatment is available under applicable statutes or regulations. Provided, further, that the PARTY proposing to so disclose shall give prior notice of that intent to the PARTY which disclosed such CONFIDENTIAL INFORMATION and permit said other PARTY, at its option, to contest said requirement and to seek confidential treatment of such information;

     (c) Disclosed to a court or litigant, to the extent such disclosure is ordered by a court or government agency of competent jurisdiction. Provided, however, that the RECIPIENT shall take all reasonable measures to ensure that the court, other litigants, or government agency keep the same confidential and does not use the same except for the purpose for which such disclosure is made. Provided, further, that the PARTY proposing to so disclose shall give prior notice of that intent to the PARTY which disclosed such CONFIDENTIAL INFORMATION and permit said other PARTY, at its option to contest said requirement and to seek confidential treatment of such information; and

     (d) Used by the RECIPIENT for any purpose, or disclosed by the RECIPIENT to any other person, to the extent only that it is on the date of this AGREEMENT or thereafter becomes, public knowledge through no fault of the RECIPIENT, or is disclosed to the RECIPIENT by a third party as a matter of right, or can be shown by the RECIPIENT by written records to have been known to the PARTY prior to such disclosure.

     4.4 RIGHTS AND REMEDIES  UPON BREACH.  If a PARTY or any of its  AFFILIATES
         --------------------------------
breaches,  or  threatens  to commit a breach of, any of the  provisions  of this
Article 4 or of Section 8 of any of the LICENSE AGREEMENTS, the other PARTY shall have the right and, remedy to have such provisions specifically enforced by any court of competent jurisdiction, and appropriate injunctive relief granted in connection therewith, it being acknowledged and agreed that any such breach or threatened breach will cause irreparable injury to such other PARTY and that money damages will not provide an adequate remedy to such other PARTY. Nothing in this Section 4.4 shall be construed to limit the right of any PARTY to collect money damages in the event of a breach of such provisions.

     4.5  SEVERABILITY  OF COVENANTS.  If any court  determines  that any of the
          --------------------------
covenants of this Article 4 or of Section 8 of any of the LICENSE AGREEMENTS, or any part thereof, is invalid or unenforceable, the remainder of such covenants, to the extent enforceable under applicable law, shall not be affected and shall be given full effect, without regard to the portions which have been declared invalid or unenforceable.

     4.6 PUBLIC ANNOUNCEMENT.  Neither SYNGENTA CROP PROTECTION AG nor DELTA AND
         -------------------
PINE LAND COMPANY nor their respective AFFILIATES and/or successors or assigns shall make any announcement or communication or press release concerning this AGREEMENT and/or the LICENSE AGREEMENTS without the consent of the other PARTY and mutual written approval of such announcement, communication or press release, except as may be required by applicable laws and regulations or a supervisory or regulatory authority.

                           ARTICLE 5 - FORCE MAJEURE
                          ---------------------------

     5.1 FORCE MAJEURE.  Except with regard to any payments required pursuant to
         -------------
this AGREEMENT, no PARTY shall be liable for delay or failure to perform, in whole or in part, by reason of contingencies beyond its reasonable control ("FORCE MAJEURE"), whether herein specifically enumerated or not, including, among others, acts of God, war, acts of war, revolution, civil commotion, riots, acts of public enemies, terrorism, blockade or embargo, delays of carriers, car shortage, fire, explosion, breakdown of equipment, strike, chemical reversal reactions, lockout, labor dispute, casualty or accident, earthquake, epidemic, flood, cyclone, tornado, hurricane or other windstorm, delays of vendors, or by reason of any law, order, proclamation, regulation, ordinance, demand, requisition, requirement or any other act of any governmental authority; provided, however, that the PARTY so affected shall, as promptly as reasonably possible under the circumstances, give written or oral notice to each other parties whenever such a contingency appears likely to occur or has occurred and shall use all reasonable efforts to overcome the effects of the contingency as promptly as possible and shall allow each such PARTY such access and information as may be necessary or desirable to evaluate such contingency. No PARTY shall be required to resolve a strike, lockout or other labor problem in a manner which it alone does not deem proper and advisable. If any PARTY is affected by an event of the sort enumerated in or contemplated by this Subsection 5.1, it may suspend performance of this AGREEMENT for a period of time equal to the duration of the event excusing such performance and the time required to overcome the consequences of such event and resume performance. The affected PARTY shall complete performance as required by this AGREEMENT as soon as practicable after removal or cessation of the cause for the delay or reduction in performance.

                             ARTICLE 6 - LIABILITY
                             ---------------------

     6.1  LIABILITY  TO ANY OTHER  PARTY.  Neither  PARTY shall be liable to the
          ------------------------------
other PARTY under this AGREEMENT for indirect, incidental, consequential, special or punitive damages. This provision shall not affect the remedies and/or limitations of remedies available under any of the LICENSE AGREEMENTS, which shall control in the event of conflict with this Article 6.

                            ARTICLE 7 - TERMINATION
                            -----------------------

     7.1 TERM.  This  AGREEMENT  shall be  effective  as of the date first above
         ----
written and shall continue in full force and effect unless and until terminated as hereinafter provided.

     7.2 BREACH OF OBLIGATIONS.  Breach by SYNGENTA CROP PROTECTION AG of any of
         ---------------------
the material provisions of this AGREEMENT (other than default upon any of the payment obligations provided herein) shall entitle DELTA AND PINE LAND COMPANY to give SYNGENTA CROP PROTECTION AG notice to cure such breach or default. Breach by DELTA AND PINE LAND COMPANY of any of the material provisions of this AGREEMENT (other than default upon any of the payment obligations provided herein) shall entitle SYNGENTA CROP PROTECTION AG to give DELTA AND PINE LAND COMPANY notice to cure such breach. If a breach is not cured within ninety (90) days after such written notice, the materially-affected PARTY may terminate this AGREEMENT by giving notice to the other PARTY to take effect immediately, provided that the non-breaching PARTY shall not have such right to terminate if existence of the alleged breach is subject to dispute resolution under Subsection 8.12 on the date on which a termination notice could otherwise have been given and is cured, as necessary, within thirty (30) days after the conclusion of any dispute resolution proceeding thereunder (including any arbitration proceedings), provided that if the DISPUTE relating to the alleged default is referred to arbitration under Subsection 8.12(b) and the arbitration panel has not rendered a final decision on the DISPUTE within one hundred eighty
(180) days after the date on which the initial notice of referral of the subject DISPUTE to arbitration was given, a non-breaching PARTY (if it has not caused or materially contributed to the delay in rendition of the arbitration panel's decision) may thereupon give notice of termination based upon any then uncured material breach described in its original notice under this Subsection 7.2 to take effect immediately.

     7.3  DEFAULT ON  PAYMENT.  In the event of default  on any  payment  due by
          -------------------
SYNGENTA CROP PROTECTION AG to DELTA AND PINE LAND COMPANY or by DELTA AND PINE LAND COMPANY to SYNGENTA CROP PROTECTION AG hereunder and failure to cure such default within sixty (60) days of notice, the non-defaulting PARTY shall have the right to terminate this AGREEMENT, and to terminate any or all of the LICENSE AGREEMENTS, by giving notice to the defaulting PARTY to take effect immediately, provided that the non-defaulting PARTY shall not have a right to terminate if the alleged default is then subject to dispute resolution under Subsection 8.12 on the date on which a termination notice could otherwise have been given and is cured, as necessary, within thirty (30) days after the conclusion of any dispute resolution proceeding thereunder (including any arbitration proceedings), provided that if the DISPUTE relating to the alleged default is referred to arbitration under Subsection 8.12(b) and the arbitration panel has not rendered a final decision on the DISPUTE within one hundred eighty
(180) days after the date on which the initial notice of referral of the subject DISPUTE to arbitration was given, a non-breaching PARTY (if it has not caused or materially contributed to the delay in rendition of the arbitration panel's decision) may thereupon give notice of termination based upon any then uncured default in payment described in its original notice under this Subsection 7.3 to take effect immediately.

     7.4 ADDITIONAL  REMEDIES.  Termination of this AGREEMENT by any PARTY under
         --------------------
any circumstances shall in no way be deemed to be or construed as a restriction, limitation or waiver of such PARTY'S rights to pursue any additional remedy at law or in equity. This provision shall not affect the remedies and/or limitations of remedies available under any of the LICENSE AGREEMENTS, which shall control in the event of conflict with this Subsection 7.4.

     7.5 SURVIVAL.  The rights and  obligations set forth in Articles 4, 5, 6, 7
         --------
or 8 hereof shall survive the termination of this AGREEMENT. In addition, termination of this AGREEMENT shall not affect any liability of any PARTY accrued prior to the effective date of such termination.

                              ARTICLE 8 - GENERAL
                              --------------------

     8.1 ASSIGNMENT OF DELTA AND PINE LAND COMPANY'S RIGHTS AND OBLIGATIONS. The
         ------------------------------------------------------------------
rights and obligations under this AGREEMENT pertaining to DELTA AND PINE LAND COMPANY are personal to DELTA AND PINE LAND COMPANY and DELTA AND PINE LAND COMPANY shall not (by operation of law or otherwise) assign, mortgage, pledge as security, or sublicense any of its rights hereunder, nor shall DELTA AND PINE LAND COMPANY subcontract or delegate any of its obligations under this AGREEMENT except with the prior written consent of SYNGENTA CROP PROTECTION AG (other than in the ordinary course of business, in which case DELTA AND PINE LAND COMPANY shall remain liable to SYNGENTA with respect to performance of DELTA AND PINE LAND COMPANY'S obligations under this AGREEMENT), provided that, without the consent of SYNGENTA CROP PROTECTION AG, DELTA AND PINE LAND COMPANY shall have the right to assign this AGREEMENT and the rights and obligations hereunder (A) to an AFFILIATE of DELTA AND PINE LAND COMPANY or (B) to a third party in connection with the reorganization, consolidation, spin-off, sale, or transfer of all or substantially all of its stock or the assets of DELTA AND PINE LAND COMPANY'S cotton seed business, either alone or in conjunction with other DELTA AND PINE LAND COMPANY business, provided that, as a condition of such assignment, the assignee shall agree in writing to be bound by the provisions hereof.

     8.2 ASSIGNMENT OF SYNGENTA CROP PROTECTION AG'S RIGHTS AND OBLIGATIONS. The
         ------------------------------------------------------------------
rights and obligations under this AGREEMENT pertaining to SYNGENTA CROP PROTECTION AG are personal to SYNGENTA CROP PROTECTION AG and SYNGENTA CROP PROTECTION AG shall not (by operation of law or otherwise) assign, mortgage, or pledge as security any of its rights hereunder, nor shall SYNGENTA CROP PROTECTION AG subcontract or otherwise delegate any of its obligations under this AGREEMENT except with the prior written consent of DELTA AND PINE LAND COMPANY (other than in the ordinary course of business, in which case SYNGENTA shall remain liable to DELTA AND PINE LAND COMPANY with respect to performance of SYNGENTA'S obligations under this AGREEMENT), provided, that, without the consent of DELTA AND PINE LAND COMPANY, (i) when expressly permitted to do so under the provisions of a LICENSE AGREEMENT, SYNGENTA CROP PROTECTION AG may, in

       **CONFIDENTIAL TREATMENT REQUESTED BY DELTA AND PINE LAND COMPANY**

the ordinary course of business, subcontract or delegate performance of its obligations under the LICENSE AGREEMENTS (including, but not limited to, breeding, development, increase, testing, and marketing seed and collecting fees for use of technology) to third parties under contract with SYNGENTA, and (ii) SYNGENTA CROP PROTECTION AG shall have the right to assign this AGREEMENT and the rights and obligations hereunder (A) to an AFFILIATE of SYNGENTA CROP PROTECTION AG or (B) to a third party in connection with the reorganization, consolidation, spin-off, sale, or transfer of all or substantially all of its stock or its assets related to research and development in the field of cotton, or such other business unit of SYNGENTA CROP PROTECTION AG as may then be responsible for compliance with this AGREEMENT, either alone or in conjunction with other SYNGENTA CROP PROTECTION AG business, provided that, as a condition of such assignment, the assignee shall agree in writing to be bound by the provisions hereof.

     8.3 RELATION OF PARTIES.  Nothing in this  AGREEMENT  shall  create,  or be
         -------------------
deemed to create, a partnership, or the relationship of principal and agent among the parties.

     8.4  INTEGRATION  OF CONTRACT.  This  AGREEMENT and the LICENSE  AGREEMENTS
          ------------------------
constitutes the full understanding of the PARTIES, a complete allocation of risks between them and a complete and exclusive statement of the terms and conditions of their agreement relating to the subject matter hereof and thereof and all prior agreements, negotiations, dealings and understandings, whether oral or written, regarding the subject matter hereof and thereof, are hereby superceded and merged into this AGREEMENT and the RELATED AGREEMENTS entered into by DELTA AND PINE LAND COMPANY and SYNGENTA CROP PROTECTION AG pursuant to this AGREEMENT, provided that *****

     8.5 WAIVERS AND  AMENDMENTS.  This  AGREEMENT  may be amended,  superceded,
         -----------------------
canceled, renewed or extended, and the terms hereof may be waived, only by a written instrument signed by both PARTIES, or, in the case of a waiver, by the PARTY or PARTIES waiving compliance. Except where a specific period for action or inaction is provided herein, no delay on the part of any PARTY in exercising any right, power or privilege hereunder shall operate as a waiver thereof. Nor shall any waiver on the part of any PARTY of any such right, power or privilege, nor any single or partial exercise of any such right, power or privilege, preclude any further exercise thereof or the exercise of any subsequent or other such right, power or privilege. Except as otherwise provided herein, no conditions, usage of trade, course of dealing or performance, understanding or agreement purporting to modify, vary, explain or supplement the terms or conditions of this AGREEMENT shall be binding unless hereafter made in writing and signed by the PARTY to be bound, or by a written amendment hereof executed by both PARTIES, and no modification shall be effected by the acknowledgement or acceptance of any forms or other documents containing terms or conditions at variance with or in addition to those set forth in this AGREEMENT.

     8.6  HEADINGS.  Section  and  Subsection  headings  as to the  contents  of
          --------
particular Sections and Subsections are for convenience only and are in no way to be construed as part of this AGREEMENT or as a limitation of the scope of the particular Section or Subsection to which they refer.

     8.7  REFERENCES TO SECTIONS,  SUBSECTIONS  AND EXHIBITS.  Unless  otherwise
          --------------------------------------------------
expressly stated, all Sections and Subsections referred to herein are Sections and Subsections of this AGREEMENT, and all Exhibits referred to herein are Exhibits attached hereto.

     8.8 PARTIAL  INVALIDITY.  If any provision of this AGREEMENT is held by any
         -------------------
competent authority to be invalid or unenforceable in whole or in part, this AGREEMENT shall continue to be valid as to the other provisions thereof and the remainder of the affected provision, provided that in the event that the absence of such provision(s) causes a material adverse change in either the risks or benefits of this AGREEMENT to any PARTY, the PARTIES shall negotiate in good faith concerning a commercially reasonable substitute or replacement for the invalid or unenforceable provision(s).

     8.9  GOVERNING  CONTRACT LAW.  THIS  AGREEMENT  AND THE RELATED  AGREEMENTS
          -----------------------
SHALL, EXCEPT AS PROVIDED IN SUBSECTION 8.10, BE GOVERNED AND CONSTRUED IN ALL RESPECTS IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE (OTHER THAN ITS CONFLICTS OF LAW RULES), INCLUDING, BUT NOT LIMITED TO, ITS STATUTES OF LIMITATION.

     8.10  GOVERNING  PATENT LAW. Any question  arising out of this AGREEMENT or
           ---------------------
RELATED AGREEMENTS as to the validity, construction or effect of any United States patent shall be decided in accordance with Title 35 United States Code, related provisions of the United States Code and applicable judicial and U.S. Patent and Trademark Office precedents, and of any foreign patent shall be decided in accordance with applicable patent laws.

     8.11  NOTICES.  Any notice or other  information  required or authorized by
           -------
this LICENSE AGREEMENT to be given by either PARTY to the other PARTY shall be given in writing and shall be deemed sufficiently given when delivered by hand, or transmitted by express mail or overnight courier service, or transmitted by facsimile or other means of electronic data transmission, confirmed by express mail or overnight courier service, to the following addresses of the other PARTY or such other address(es) as is (are) notified to such PARTY by the other PARTY from time to time.

                  If to DELTA AND PINE LAND COMPANY:

                           Delta and Pine Land Company
                           One Cotton Row
                           Scott, Mississippi 38772
                           USA

                           Attention:       President

                  With copy to:

                           Jerome C. Hafter
                           Phelps Dunbar, LLP
                           111 East Capitol Street
                           Suite 600
                           Jackson, Mississippi 39201
                           USA

                  If to SYNGENTA CROP PROTECTION AG:

                           Syngenta Crop Protection AG
                           Schwarzwaldallee 215
                           CH - 4058, Basel
                           Switzerland

                           Attention:  Chief Operating Officer, Syngenta Seeds

                  With copy to:

                           SYNGENTA INTERNATIONAL AG
                           Schwarzwaldallee 215
                           CH - 4058, Basel
                           Switzerland

                           Attention:  General Counsel

     8.12 DISPUTE RESOLUTION.
          ------------------

     (a) Any claim, dispute, difference or controversy between the PARTIES arising out of, or relating to, this AGREEMENT which has not been settled by mutual understanding between the parties (a "DISPUTE") shall be submitted within thirty (30) days of such DISPUTE to a panel consisting of a senior executive nominated by each PARTY (the "PANEL"). Such PANEL shall meet and use reasonable efforts to resolve said DISPUTE.

     (b) If the DISPUTE has not been resolved within thirty (30) days of submission to the Panel, then either PARTY may invoke the following arbitration rights:

     (i) The DISPUTE shall be referred to arbitration under the rules of the American Arbitration Association (AAA) to the extent that such rules are not inconsistent with the provisions of this Subsection 8.12. Judgment upon the award of the arbitrators may be entered in any court having jurisdiction thereof or application may be made to such court for a judicial confirmation of the award and an order of enforcement, as the case may be. The demand for arbitration shall be made within a reasonable time after the DISPUTE in question has arisen and, in any event, shall not be made after the date when institution of legal or equitable proceedings, based on such DISPUTE would be barred by the applicable statute of limitations;

     (ii) The independent arbitration panel shall consist of three (3) independent arbitrators, one (1) of whom shall be appointed by SYNGENTA CROP PROTECTION AG and one (1) of which shall be appointed by DELTA AND PINE LAND COMPANY. In the event that one (1) PARTY does not designate an arbitrator, the other PARTY may request the Executive Secretary of the AAA to designate an arbitrator for such PARTY. The two (2) arbitrators thus appointed shall choose a third (3rd) arbitrator; provided, however, that, if the arbitrators selected by the PARTIES involved in the Dispute are unable to agree on the appointment of such additional arbitrator, any of the selected arbitrators may petition the Executive Secretary of the AAA to make the appointment of such additional arbitrator; and

     (iii) The place of arbitration shall be Memphis, Tennessee, USA.

     (iv) The arbitrators shall be instructed to render their final decision on the DISPUTE at the earliest practical date and, in any event, not later than one hundred eighty (180) days from the date on which the demand for arbitration of the subject DISPUTE was made by a PARTY.

     (v) The arbitration filing fees and other costs of the arbitration panel shall be paid by the PARTY that has submitted the DISPUTE to arbitration; provided that the PARTY that does not prevail based on the arbitrators' decision shall reimburse the prevailing PARTY for such fees and expenses if they had been initially paid by such prevailing PARTY. Otherwise each PARTY shall bear its own costs and expenses of the arbitration including its own attorneys fees.

     (c) Pending resolution of any DISPUTE, each PARTY involved in the DISPUTE shall make every reasonable effort to minimize adverse economic consequences to the PARTIES under the AGREEMENT and the RELATED AGREEMENTS which would result from any delays caused by attempts to resolve the DISPUTE. Such reasonable effort shall include, without limitation, continued performance of relevant obligations under a reservation of rights in lieu of termination and nonperformance, and nothing contained in this Subsection 8.12 shall serve to preclude any party from its right to seek any remedy at law to enforce the award of the arbitrators or to exercise its other rights under this AGREEMENT.

     8.13  INCORPORATION  OF EXHIBITS.  Schedules  1.1 and 2.2 and Exhibits A-C,
           --------------------------
inclusive,  are incorporated  herein and made a part hereto.

     8.14 PARTIES  BOUND AND BENEFIT.  Except as  otherwise  expressly  provided
          --------------------------
herein, all provisions of this AGREEMENT shall be binding on, inure to the benefit of, and be enforceable by or against the successors and assigns and AFFILIATES of each PARTY. None of the provisions of this AGREEMENT shall be for the benefit of or enforceable by any third party, including, without limitation, any creditor of any PARTY. No third party shall obtain any right under any provision of this AGREEMENT or shall, by reason of any such provision, make any claim in respect of any debt, liability, or obligation (or otherwise) against any of the PARTIES.

     8.15  EXPENSES.  Except as otherwise  provided in this  AGREEMENT or in any
           --------
other RELATED AGREEMENT, each PARTY shall assume and pay its own expenses related to the negotiation and execution of this AGREEMENT and the RELATED

AGREEMENTS, the preparation for carrying them into effect and the consummation of the transactions contemplated thereby. Without limiting the generality of the foregoing, but subject to the same exception, each PARTY shall pay all legal and accounting fees, and other fees to consultants and advisers incurred by it relating to this AGREEMENT and the RELATED AGREEMENTS and such transactions and shall indemnify and hold the other PARTIES free and harmless from any of such expenses and fees. No broker, finder, agent or similar intermediary has acted for or on behalf of any PARTY in connection with this agreement or the transactions contemplated hereby.

     8.16 COUNTERPARTS.  This AGREEMENT may be executed in counterparts, each of
          ------------
which shall be an original and all of which shall together constitute one and the same instrument.

     IN WITNESS WHEREOF, the PARTIES have caused this AGREEMENT to be executed by their respective representatives thereunto duly authorized, as of the date first above written.


DELTA AND PINE LAND COMPANY              SYNGENTA CROP PROTECTION AG


By: /s/ R. D. Greene                     By: /s/ D. J. Jones
  ---------------------------------          ----------------------------------

Title:  Vice President - Finance         Title: Head of Business Development
        and Treasurer
      -----------------------------            --------------------------------


                                         By: /s/ G. J. Walker
                                            -----------------------------------

                                         Title: Financial Controller
                                               --------------------------------

       **CONFIDENTIAL TREATMENT REQUESTED BY DELTA AND PINE LAND COMPANY**
                                  SCHEDULE 1.1

                                      *****

*****

                                  SCHEDULE 2.2

                        SCHEDULED INSTALLMENT PAYMENTS OF
                  LICENSE PURCHASE PRICE OF LICENSE AGREEMENTS





PAYMENT              VIP3A GENE       Cry1Ab GENE        ENABLING             TOTAL OF
DATE                 LICENSE          LICENSE            TECHNOLOGY           SCHEDULED PAYMENTS
                     AGREEMENT        AGREEMENT          LICENSE AGREEMENT    ON STATED DATE

WITHIN 5
BUSINESS
DAYS OF
CLOSING
DATE          2004       7,600,000.00       6,200,000.00        300,000.00       14,100,000.00

July 15       2005       3,200,000.00       2,600,000.00                 0        5,800,000.00

October 15    2005       3,200,000.00       2,600,000.00                 0        5,800,000.00

July 15       2006       2,200,000.00       2,150,000.00                 0        4,350,000.00

October 15    2006       2,200,000.00       2,150,000.00                 0        4,350,000.00

July 15       2007         700,000.00         900,000.00                 0        1,600,000.00

October 15    2007         700,000.00         900,000.00                 0        1,600,000.00

July 15       2008         700,000.00         900,000.00                 0        1,600,000.00

October 15    2008         700,000.00         900,000.00                 0        1,600,000.00

July 15       2009         750,000.00         750,000.00                 0        1,500,000.00

October 15    2009         750,000.00         750,000.00                 0        1,500,000.00

July 15       2010         750,000.00         750,000.00                 0        1,500,000.00

October 15    2010         750,000.00         750,000.00                 0        1,500,000.00
                        -------------      -------------        ----------       -------------

TOTAL                   24,200,000.00      22,300,000.00        300,000.00       46,800,000.00


             ALL SCHEDULED PAYMENTS STATED IN UNITED STATES DOLLARS



                                    EXHIBIT A

                          VIP3A GENE LICENSE AGREEMENT

                                    EXHIBIT B

                          Cry1Ab GENE LICENSE AGREEMENT

                                    EXHIBIT C

                      ENABLING TECHNOLOGY LICENSE AGREEMENT